EXHIBIT 99.1

Life Marketing, Inc.

Financial Statements for the Years Ended

December 31, 2015 and 2014

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Independent Auditor's Report

June 14, 2016

To the Board of Directors and Members

Life Marketing, Inc.

Report on the Financial Statements
We have audited the accompanying financial statements of Life Marketing, Inc. which comprise the balance sheet as of December 31, 2015 and 2014, and the related statements of operating and cash flows for the years then ended and the related notes to the financial statements.

Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion.

An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the balance sheets of Life Marketing, Inc. as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has a limited operating history, minimal assets, and has suffered operating losses since inception, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ BF Borgers CPA PC

Certified Public Accountants

Lakewood, CO

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Life Marketing, Inc.

Balance Sheets as of December 31, 2015 and 2014

	December 31,
	2015	2014

Assets

Assets
Current Assets
Cash and cash equivalents	14,384	21,048
Accounts Receivable, net allowance of $0 and $0 as of December 31, 2015 and 2014, respectively	45,184	30,479
Total Current Assets	59,568	51,527

Other Assets	-	-

Total Assets	59,568	51,527

Liabilities and Shareholders' Equity

Liabilities
Current Liabilities
Accounts Payable	-	-
Due to Related Party	2,474	4,317
Total Short Term Notes	73,737	38,514
Total Current Liabilities	76,211	42,831

Other Liabilities	-	-

Total Liabilities	76,211	42,831

Shareholders' Equity
Membership Interest (as LLC) during 2014 and up to conversion in May of 2015	-	-
Common Stock issued from conversion to C Corporation from LLC, 1,000,000 shares authorized at $0.000001 par value, 100,000 shares issued and outstanding as of December 31, 2015	-	-
Accumulated deficit	(16,643)	8,696
Total Shareholders' Equity	(16,643)	8,696
Total Liabilities and Shareholders' Equity	59,568	51,527

The accompanying notes are an integral part of these financial Statements

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Life Marketing, Inc.

Statement of Operations as of December 31, 2015 and 2014

	For the Year Ended December 31,	For the Year Ended December 31,
	2015	2014
Revenues
Sales	846,118	661,311

Total Revenues	846,118	661,311

Cost of Goods Sold	301,104	299,116

Gross Profit	545,014	362,195

Operating Expenses
Contracted services	83,124	13,866
Related Party Consulting Fees	190,977	190,978
Technology support	62,117	32,627
Legal and professional fees	3,261	4,056
Payroll expense	129,864	32,925
General and Other administrative expense	101,010	91,728
Total Expenses	570,353	366,180

Net Income (Loss)	(25,339)	(3,985)
Shareholders' Equity, Beginning of year	8,696	12,682
Contributions from (Distributions to) Shareholders
Total Shareholders' Equity, end of year	(16,643)	8,696

Earnings per share (100,000 weighted average for 2015, 100% LLC Membership Ownership in 2014)	(0.25)	N/A

The accompanying notes are an integral part of these financial Statements

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Life Marketing, Inc.

Statement of Cash Flows for the years 2015 and 2014

	For the Year Ended December 31,
	2015	2014

Cash Flows From Operating Activities
Net loss	(25,339)	(3,985)
Adjustments to reconcile net income to net cash used in operating activities:
Accounts Receivable	(14,705)	(15,792)
Due to related party	(1,843)	1,554
Credit Cards Payable	35,223	38,514
Stock Based Compensation	-	-
Net cash provided by (used in) operating activities	(6,664)	20,291

Cash Flows from Investing Activities
Purchase of property and equipment	-	-
Net cash provided by (used in) investing activities	-	-

Cash Flows from Financing Activities
Cash for common stock	-	-
Borrowings from shareholders	-	-
Net cash provided by (used in) financing activities	-	-

Net change in cash and cash equivalents	(6,664)	20,291
Cash and cash equivalents, beginning of year	21,048	757
Cash and cash equivalents, end of year	14,384	21,048

The accompanying notes are an integral part of these financial Statements

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Life Marketing, Inc.

Statements of changes in Stockholders' Equity

	Membership Interest		Common Stock (par Value $0.000001 per share)			Additional
	Membership Interest	Amount	Shares	Amount	Treasury Stock	Paid-in Capital	Accumulated Profit/(Deficit)	Totals

Balance at December 31, 2013	100%	$0.10	-	-	$0.10	-	12,681	12,681

Net profit/(loss)							(3,985)

Balance at December 31, 2014	100%	$0.10	-	-	$0.10	-	8,696	8,696

Net profit/(loss)					-		(25,339)

Conversion from LLC to C Corp May 2015 (100,000 shares at par value of $0.000001 in exchange for 100% of LLC ownership)	0%	-	100,000	$0.10	$0.10	-

Balance at December 31, 2015	-	-	100,000	$0.10	$0.10	-	(16,643)	(16,643)

The accompanying notes are an integral part of these financial Statements

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Life Marketing, Inc.

Notes to Financial Statements

1.	Summary of Significant Accounting Policies

Organization

Life Marketing, Inc. (the "Company" or "We") was incorporated under the laws of the State Colorado on April 15, 2013 originally as an LLC and subsequently converted to a C Corporation in May of 2015. The business of the Company is ownership and development of a network of websites and applications, built on a social network platform, that allows cannabis related business professionals to search, find, share, and connect, with other business professionals, consumers, and their own customers, through the use of our free memberships and recurring monthly/annual premium paid subscriptions targeting users primarily in the United States as well as across the globe. The elected fiscal year end of the Company is December and all currencies are reported in US dollars and there is no foreign currency activity.

We have experienced significant growth in our customer base and viewership of our websites evidenced by the increase in web page visits from 320,000 in December of 2013 to 1,460,000 in December of 2014 to over 5.2 million for the month of December 2015.

Basis of Presentation

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the amount of revenues and expenses during the reporting periods. Actual results could differ materially from those results. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Cash and Cash Equivalents

The Company considers cash and all highly liquid investments with original maturities of three months or less to be cash and cash equivalents. The Company had cash and cash equivalents of $14,384 and $21,048 at December 31, 2015 and 2014, respectively.

Accounts Receivables and Allowance for Doubtful Accounts

The Company monitors outstanding receivables based on factors surrounding the credit risk of specific customers, historical trends, and other information. The allowance for doubtful accounts is estimated based on an assessment of the Company's ability to collect on customer accounts receivable. There is judgment involved with estimating the allowance for doubtful accounts and if the financial condition of the Company's customers were to deteriorate, resulting in their inability to make the required payments, the Company may be required to record additional allowances or charges against revenues. The Company would write-off accounts receivable against the allowance when it determines a balance is uncollectible and no longer actively pursues its collection. As of December 31, 2015 and 2014, based upon the review of the outstanding accounts receivable, the Company has determined that an allowance for doubtful accounts is not required due to the nature that a significant majority or our Accounts Receivables are paid prior to delivery of services and access to our websites, networks or offerings. A small number of accounts pay within the month of delivery and are reflected in Accounts Receivable's due to nature of timing.

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Life Marketing, Inc.

Notes to Financial Statements

Concentrations of Credit Risk

The Company maintains its cash in bank accounts with the same financial institution. At times the Company's bank account balances may exceed FDIC insurance limits. At December 31, 2015 and 2014, the company's cash reserves did not exceed insurance limits.

Revenue Recognition

The Company recognizes revenue pursuant to revenue recognition principles presented in SAB Topic 13. First, persuasive evidence of an arrangement. Second, deliver has occurred or services have been rendered, thirdly the seller's price to the buyer is fixed or determinable and lastly collectability is reasonably assured.

The Company receives a significant majority of revenues from monthly pre-paid subscriptions to its websites and services and receives payment in full prior to the delivery with a policy of no cancelation nor refund agreed to by all subscribers. There are customers that receive services and pay within the month of delivery. The Company does not have Deferred Revenue due to the cancellation policy and no subscriptions are longer than one-month with auto-renew of billing. If the billing is not paid completely prior to the upcoming months subscriptions, then the subscription is suspended and access to the websites and services is suspended until payment is received in full. The websites and services are on an "as-is" basis without warranty.

Costs of Goods Sold

The Company's Costs of Goods sold are categorized as Media and consists of the proprietary methodology in which we design our offerings and manage our networks to optimize the subscriber's experience using industry standard web and search engine tools.

Contract Services

Contract Services are expenses for work completed by outside consultants and contractors that provide support and services for the Company in the production and management of websites, content and other work. Contracted services do not contain payments or fees paid to Related Party Consulting Fees. None of these are long-term contracts, are expensed immediately, and are all month-to-month or a shorter term project basis.

Related Party Consulting Fees

During the year ended December 31, 2015 the company paid the Founders $190,977 in consulting fees and monies during the year. During the year ended December 31, 2014 the company paid the founders $190,978 in consulting fees and monies during the year. Related Party Consulting Fees are comprised primarily of management of certain aspects of the business, accounting and finance management, development and execution of business and services strategy, leadership of employees, capital acquisition and management of the capital and resources of the Company.

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Life Marketing, Inc.

Notes to Financial Statements

Payroll Expenses

Payroll consists of employee wages and benefits. The Company experienced significant growth from 2014 to 2015 and the Payroll Expenses increased accordingly. In 2014 there were two employees and in 2015 there were four employees and no employment contracts were entered into and all positions were salary and paid bi-weekly.

General and Other Administrative Expenses

General and other Administrative Expenses are comprised of all expenses not linked to the production or advertising of the Company's websites and networks and are primarily comprised of Dues and Subscriptions, Public Relations and advertising, printing and reproduction, travel, office supplies, non-capital equipment and telephone and internet.

Loss per Common Share

The Company reports loss per share using a dual presentation of basic and diluted loss per share. Basic loss per share excludes the impact of common stock equivalents and is determined by dividing income available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted loss per share reflects the potential dilution that could occur if securities and other contracts to issue common stock were exercised or converted into common stock. As of the financial statement dates, no potentially dilutive securities or debt arrangements existed.

Notes Payable

Note Payable consists of short-term credit cards issued for the use of the Company and guaranteed by the Founders and used to pay a majority of the General and Administrative expenses and Cost of Goods Sold

Income Taxes

The Company accounts for income taxes under the provisions of ASC-740 "Accounting for Income taxes." ASC-740 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

In addition, ASC-740 seeks to reduce the diversity in practice associated with certain aspects of recognition and measurement related to accounting for income taxes and has analyzed filing positions in all of the federal and state jurisdictions where it is required to file income tax returns, as well as all open tax years in these jurisdictions. The Company has identified its federal tax return and our state return in Colorado as "major" tax jurisdictions as defined. The Company believes that its income tax filing positions and deductions will be sustained on audit and do not anticipate any adjustments that will result in a material adverse effect on our financial condition, results of operations, or cash flow. Therefore, no reserves for uncertain income tax positions have been recorded and the Company has an accumulated deficit with no tax liability.

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Life Marketing, Inc.

Notes to Financial Statements

Going Concern

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. The Company has incurred nominal losses since inception and used minimal amounts of cash during the period from inception through December 31, 2015. Our continuation as a going concern is partially dependent on our ability to to obtain additional financing, as may be required to execute our business plan and ultimately, to attain profitability. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our continuation as a going concern is dependent upon obtaining additional debt and/or equity financing. There is no assurance that these financings will occur, or if they do occur, that The Company will attain profitability.

Financial Instruments and Fair Value of Financial Instruments

The Company applies the provisions of accounting guidance, FASB Topic ASC 825, Financial Instruments.  ASC 825 requires all entities to disclose the fair value of financial instruments, both assets and liabilities recognized and not recognized on the balance sheet, for which it is practicable to estimate fair value, and defines fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties.  As of December 31, 2015 and 2014, the fair value of cash, accounts receivable and notes receivable, accounts payable, accrued expenses, and other payables approximated carrying value due to the short maturity of the instruments, quoted market prices or interest rates which fluctuate with market rates.

The Company defines fair value as the price that would be received to sell an asset or be paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company applies the following fair value hierarchy, which prioritizes the inputs used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement.  The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Level 1 — Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2 — Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.  If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3 — Level 3 inputs are unobservable inputs for the asset or liability in which there is little, if any, market activity for the asset or liability at the measurement date.

The carrying value of financial assets and liabilities recorded at fair value is measured on a recurring or nonrecurring basis.  Financial assets and liabilities measured on a non-recurring basis are those that are adjusted to fair value when a significant event occurs.  The Company had no financial assets or liabilities carried and measured on a nonrecurring basis during the reporting periods.  Financial assets and liabilities measured on a recurring basis are those that are adjusted to fair value each time a financial statement is prepared.

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Life Marketing, Inc.

Notes to Financial Statements

Recently Issued Accounting Pronouncements

In May 2014, the FASB issued ASU No. 2014-09, "Revenue from Contracts with Customers" (Topic 606). This ASU provides guidance for revenue recognition and affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets and supersedes the revenue recognition requirements in Topic 605, "Revenue Recognition," and most industry specific guidance. The standard's core principle is the recognition of revenue when a company transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. In doing so, companies will need to use more judgment and make more estimates than under the current guidance. These may include identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price and allocating the transaction price to each separate performance obligation. In August 2015, the FASB issued ASU 2015-14, "Revenue from Contracts with Customers" (Topic 606): Deferral of the Effective Date, which deferred the effective date of ASU 2014-09 to fiscal years beginning after December 15, 2017, including interim reporting periods within that reporting period. Early adoption is permitted for fiscal years beginning after December 15, 2016. The Company is currently evaluating the method and impact the adoption of ASU 2014-09 will have on the Company's consolidated financial statements and disclosures.

On June 10, 2014, The Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, including an Amendment to Variable Interest Entities Guidance in Topic 810, consolidation, which removes all incremental financial reporting requirements from GAAP for development stage entities, including the removal of Topic 915 from the FASB Accounting Standards Codification. For the first annual period beginning after December 15, 2014, the presentation and disclosure requirements in Topic 915 will no longer be required for the public business entities. The revised consolidation standards are effective one year later, in annual periods beginning after December 15, 2015. Early adoption is permitted. The Company has adopted the amendment as of fiscal year ended June 30, 2014.

In August 2014, FASB issued ASU 2014-15, "Presentation of Financial Statements Going Concern (Subtopic 205-40) – Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern". Currently, there is no guidance in U.S. GAAP about management's responsibility to evaluate whether there is substantial doubt about an entity's ability to continue as a going concern or to provide related footnote disclosures. The amendments in this ASU provide that guidance. In doing so, the amendments are intended to reduce diversity in the timing and content of footnote disclosures. The amendments require management to assess an entity's ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management's plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management's plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). The amendments in this ASU are effective for public and nonpublic entities for annual periods ending after December 15, 2016. Early adoption is permitted. The Company is currently evaluating the impact of the adoption of ASU 2014-15 on the Company's financial statements.

There were various other updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's financial position, results of operations or cash flows.

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Life Marketing, Inc.

Notes to Financial Statements

2.	Related Party Transaction

During the year ended December 31, 2015 the Company converted from an LLC to a C corporation, and issued the founders 100,000 shares at par value in exchange for their ownership of 100% of the LLC predecessor.

During the year ended December 31, 2015 the company paid the Founders, Ken Tapp and Andy Rodoevich, and a related entity, LVC Consulting, LLC, a total $190,977 in consulting fees and monies during the year. During the year ended December 31, 2014 the company paid the Founders, and their related entities LVC Consulting, LLC, and Rodosevich Investments, LLC, $190,978 in consulting fees and monies during the year. Related Party Consulting Fees are comprised primarily of management of certain aspects of the business, development and execution of business and services strategy, leadership of employees, accounting and finance management, capital acquisition and management of the capital and resources of the Company.

No distributions have been made to Shareholder's as dividends or related to their share ownership.

3.	Statement of Stockholders' Equity (deficit)

The original company was formed as an LLC issuing 100% of the ownership for $0.10 of paid-in-capital. Upon conversion from an LLC to a C Corporation on May 1, 2015, the company issued the founders 100,000 shares at par value of $0.000001 for 100% of the ownership of the Member Ownership of the LLC.

4.	Litigation and Claims

The Company is not subject to or aware of any pending litigation or claims against it.

5.	Subsequent Events

The Company announced on February 2nd, 2016 that it has entered into a definitive agreement to be acquired by a publicly traded company, Sew-Cal Logo, Inc., a Nevada Corporation that trades under the Symbol of SEWC on the OTC Markets exchange. Final terms and completion of the merger are subject to customary regulatory and legal approvals.

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